Exhibit 99.2

Employers Holdings, Inc.
First Quarter 2020
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

5	Net Income Before Income Taxes by Segment

7	Return on Equity

8	Roll-forward of Unpaid Losses and LAE

9	Consolidated Investment Portfolio

10	Book Value Per Share

11	Earnings Per Share

12	Non-GAAP Financial Measures

13	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended
	March 31,
	2020	2019	% change
Selected financial highlights:
Gross premiums written	$184.7	$210.0	(12)%
Net premiums written	183.4	208.7	(12)
Net premiums earned	167.9	174.8	(4)
Net investment income	19.9	21.8	(9)
Net (loss) income before impact of the LPT(1)	(37.3)	49.3	(176)
Adjusted net income(1)	11.0	30.9	(64)
Net (loss) income before income taxes	(45.3)	61.8	(173)
Net (loss) income	(34.9)	51.8	(167)
Comprehensive (loss) income	(58.6)	89.1	(166)
Total assets	3,912.2	3,973.1	(2)
Stockholders' equity	1,057.3	1,071.7	(1)
Stockholders' equity including the Deferred Gain(2)	1,192.0	1,218.8	(2)
Adjusted stockholders' equity(2)	1,150.4	1,195.2	(4)
Annualized adjusted return on stockholders' equity(3)	3.7%	10.4%	(64)
Amounts per share:
Cash dividends declared per share	$0.25	$0.22	14%
Earnings (loss) per share(4)	(1.14)	1.57	(173)
Earnings (loss) per share before impact of the LPT(4)	(1.22)	1.50	(181)
Adjusted earnings per diluted share(4)	0.35	0.94	(63)
Book value per share(2)	34.78	33.22	5
Book value per share including the Deferred Gain(2)	39.21	37.78	4
Adjusted book value per share(2)	37.84	37.04	2
Financial information by Segment(5):
Net (loss) income before income taxes
Employers	$(37.7)	$63.8	(159)%
Cerity	(4.7)	(3.5)	(34)
Corporate and Other	(2.9)	1.5	(293)

(1) See Page 3 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 9 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 6 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 10 for description and calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 4-5 for details and Page 12 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	March 31, 2020	December 31, 2019
ASSETS
Investments, cash and cash equivalents	$2,794.9	$2,933.6
Accrued investment income	16.8	16.4
Premiums receivable, net	292.2	285.7
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	534.1	539.7
Deferred policy acquisition costs	51.6	47.9
Deferred income taxes, net	19.8	—
Contingent commission receivable—LPT Agreement	13.2	13.2
Other assets	189.6	167.6
Total assets	$3,912.2	$4,004.1

LIABILITIES
Unpaid losses and LAE	$2,191.7	$2,192.8
Unearned premiums	353.8	337.1
Commissions and premium taxes payable	47.6	48.6
Deferred Gain	134.7	137.1
Other liabilities	127.1	122.7
Total liabilities	$2,854.9	$2,838.3

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$397.6	$397.0
Retained earnings	1,115.9	1,158.8
Accumulated other comprehensive income, net	41.6	65.3
Treasury stock, at cost	(497.8)	(455.3)
Total stockholders’ equity	1,057.3	1,165.8
Total liabilities and stockholders’ equity	$3,912.2	$4,004.1

Stockholders' equity including the Deferred Gain (1)	$1,192.0	$1,302.9
Adjusted stockholders' equity (1)	1,150.4	1,237.6
Book value per share (1)	$34.78	$37.18
Book value per share including the Deferred Gain(1)	39.21	41.55
Adjusted book value per share (1)	37.84	39.47

(1) See Page 9 for calculations and Page 11 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2020	2019
Revenues:
Net premiums earned	$167.9	$174.8
Net investment income	19.9	21.8
Net realized and unrealized (losses) gains on investments(1)	(61.1)	23.3
Other income	0.3	0.4
Total revenues	127.0	220.3
Expenses:
Losses and LAE incurred	(104.3)	(88.6)
Commission expense	(21.3)	(22.0)
Underwriting and general and administrative expenses	(46.7)	(47.5)
Interest and financing expenses	—	(0.4)
Total expenses	(172.3)	(158.5)
Net (loss) income before income taxes	(45.3)	61.8
Income tax benefit (expense)	10.4	(10.0)
Net (loss) income	(34.9)	51.8
Unrealized AFS investment (losses) gains arising during the period, net of tax(2)	(29.2)	37.8
Reclassification adjustment for realized AFS investment losses (gains) in net income, net of tax(2)	5.5	(0.5)
Total comprehensive (loss) income	$(58.6)	$89.1
Net (loss) income	$(34.9)	$51.8
Amortization of the Deferred Gain - losses	(2.0)	(2.0)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.5)
Net (loss) income before impact of the LPT Agreement (3)	(37.3)	49.3

Net realized and unrealized losses (gains) on investments	61.1	(23.3)
Income tax (benefit) expense related to items excluded from Net income	(12.8)	4.9
Adjusted net income	$11.0	$30.9

(1) Includes unrealized (losses) gains on equity securities of $(69.2) million and $21.2 million for the three months ended March 31, 2020 and 2019.
(2) AFS = Available for Sale securities.
(3) See Page 11 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended March 31, 2020
Gross premiums written		$184.7	$—	$—	$184.7
Net premiums written		183.4	—	—	183.4

Net premiums earned	A	167.9	—	—	167.9
Net investment income		18.6	0.8	0.5	19.9
Net realized and unrealized losses on investments		(57.3)	(1.7)	(2.1)	(61.1)
Other income		0.3	—	—	0.3
Total revenues		129.5	(0.9)	(1.6)	127.0

Losses and LAE incurred	B	(106.7)	—	2.4	(104.3)
Commission expense	C	(21.3)	—	—	(21.3)
Underwriting and general and administrative expenses	D	(39.2)	(3.8)	(3.7)	(46.7)
Total expenses		(167.2)	(3.8)	(1.3)	(172.3)
Net loss before income taxes		$(37.7)	$(4.7)	$(2.9)	$(45.3)

Underwriting income (loss)	A+B+C+D	0.7	(3.8)

Loss and LAE expense ratio:
Current year		65.6%	n/m
Prior years		(2.1)	—
Loss and LAE ratio		63.5	n/m
Commission expense ratio		12.7	n/m
Underwriting expense ratio		23.3	n/m
Combined ratio		99.5%	n/m

n/m - not meaningful
(1) See Page 12 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended March 31, 2019
Gross premiums written		$210.0	$—	$—	$210.0
Net premiums written		208.7	—	—	208.7

Net premiums earned	A	174.8	—	—	174.8
Net investment income		20.6	—	1.2	21.8
Net realized and unrealized gains on investments		20.8	—	2.5	23.3
Other income		0.4	—	—	0.4
Total revenues		216.6	—	3.7	220.3

Losses and LAE incurred	B	(91.1)	—	2.5	(88.6)
Commission expense	C	(22.0)	—	—	(22.0)
Underwriting and general and administrative expenses	D	(39.3)	(3.5)	(4.7)	(47.5)
Interest and financing expenses		(0.4)	—	—	(0.4)
Total expenses		(152.8)	(3.5)	(2.2)	(158.5)
Net income (loss) before income taxes		$63.8	$(3.5)	$1.5	$61.8

Underwriting income (loss)	A+B+C+D	$22.4	$(3.5)

Loss and LAE expense ratio:
Current year		64.8%	n/m
Prior years		(12.7)	—
Loss and LAE ratio		52.1	n/m
Commission expense ratio		12.6	n/m
Underwriting expense ratio		22.5	n/m
Combined ratio		87.2%	n/m

n/m - not meaningful
(1) See Page 12 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended
		March 31,
		2020	2019

Net (loss) income	A	$(34.9)	$51.8
Impact of the LPT Agreement		(2.4)	(2.5)
Net realized and unrealized losses (gains) on investments		61.1	(23.3)
Income tax (benefit) expense related to items excluded from Net income		(12.8)	4.9
Adjusted net income (1)	B	11.0	30.9

Stockholders' equity - end of period		$1,057.3	$1,071.7

Stockholders' equity - beginning of period		1,165.8	1,018.2

Average stockholders' equity	C	1,111.6	1,045.0

Stockholders' equity - end of period		$1,057.3	$1,071.7
Deferred Gain - end of period		134.7	147.1
Accumulated other comprehensive loss (income) - end of period		(52.7)	(29.9)
Income taxes related to accumulated other comprehensive gains and losses - end of period		11.1	6.3
Adjusted stockholders' equity - end of period		1,150.4	1,195.2
Adjusted stockholders' equity - beginning of period		1,237.6	1,181.5
Average adjusted stockholders' equity (1)	D	1,194.0	1,188.4

Return on stockholders' equity	A / C	(3.1)%	5.0%
Annualized return on stockholders' equity		(12.6)	19.8

Adjusted return on stockholders' equity (1)	B / D	0.9%	2.6%
Annualized adjusted return on stockholders' equity (1)		3.7	10.4

(1) See Page 11 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2020	2019

Unpaid losses and LAE at beginning of period	$2,192.8	$2,207.9
Reinsurance recoverable on unpaid losses and LAE	532.5	504.4
Net unpaid losses and LAE at beginning of period	1,660.3	1,703.5
Losses and LAE incurred:
Current year losses	110.2	113.3
Prior year losses on voluntary business	(3.0)	(22.0)
Prior year losses on involuntary business	(0.5)	(0.2)
Total losses incurred	106.7	91.1
Losses and LAE paid:
Current year losses	6.9	7.4
Prior year losses	95.4	96.6
Total paid losses	102.3	104.0
Net unpaid losses and LAE at end of period	1,664.7	1,690.6
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	527.0	498.7
Unpaid losses and LAE at end of period	$2,191.7	$2,189.3
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $2.4 million and $2.5 million for the three months ended March 31, 2020 and 2019, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	March 31, 2020				December 31, 2019
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,314.7	$52.7	$2,367.4	85%	$2,485.9	85%
Equity securities	180.5	31.9	212.4	8	263.4	9
Short-term investments	9.3	—	9.3	—	—	—
Other invested assets	31.1	0.3	31.4	1	29.1	1
Cash and cash equivalents	174.1	—	174.1	6	154.9	5
Restricted cash and cash equivalents	0.3	—	0.3	—	0.3	—
Total investments and cash	$2,710.0	$84.9	$2,794.9	100%	$2,933.6	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$88.8	$5.4	$94.2	4%	$88.5	4%
States and municipalities	397.2	25.2	422.4	18	484.5	19
Corporate securities	947.4	24.5	971.9	41	1,079.0	43
Mortgage-backed securities	581.2	21.4	602.6	25	591.0	24
Asset-backed securities	52.0	(2.1)	49.9	2	61.2	2
Collateralized loan obligations	83.0	(8.7)	74.3	3	—	—
Bank loans	165.1	(13.0)	152.1	6	181.7	7
Total fixed maturity securities	$2,314.7	$52.7	$2,367.4	100%	$2,485.9	100%

Weighted average book yield	3.2%	3.3%
Average credit quality (S&P)	A+	A+
Duration	3.1	3.3

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		March 31, 2020	December 31, 2019	March 31, 2019	December 31, 2018
Numerators:
Stockholders' equity	A	$1,057.3	$1,165.8	$1,071.7	$1,018.2
Plus: Deferred Gain		134.7	137.1	147.1	149.6
Stockholders' equity including the Deferred Gain (1)	B	1,192.0	1,302.9	1,218.8	1,167.8
Accumulated other comprehensive (income) loss		(52.7)	(82.6)	(29.9)	17.3
Income taxes related to accumulated other comprehensive gains and losses		11.1	17.3	6.3	(3.6)
Adjusted stockholders' equity (1)	C	$1,150.4	$1,237.6	$1,195.2	$1,181.5

Denominator (shares outstanding)	D	30,403,012	31,355,378	32,263,810	32,765,792

Book value per share (1)	A / D	$34.78	$37.18	$33.22	$31.08
Book value per share including the Deferred Gain(1)	B / D	39.21	41.55	37.78	35.64
Adjusted book value per share (1)	C / D	37.84	39.47	37.04	36.06

YTD Change in: (2)
Book value per share		(5.8)%		7.6%
Book value per share including the Deferred Gain		(5.0)		6.6
Adjusted book value per share		(3.5)		3.3

(1) See Page 11 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.25 and $0.22 for the three months ended March 31, 2020 and 2019, respectively. .

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended
		March 31,
		2020	2019
Numerators:
Net (loss) income	A	$(34.9)	$51.8
Impact of the LPT Agreement		(2.4)	(2.5)
Net (loss) income before impact of the LPT (1)	B	(37.3)	49.3
Net realized and unrealized losses (gains) on investments		61.1	(23.3)
Income tax expense related to items excluded from Net income		(12.8)	4.9
Adjusted net income (1)	C	$11.0	$30.9

Denominators:
Average common shares outstanding (basic)	D	30,697,496	32,442,287
Average common shares outstanding (diluted)	E	31,156,149	32,954,079

Earnings (loss) per share:
Basic	A / D	$(1.14)	$1.60
Diluted (2)	A / E	(1.14)	1.57

Earnings (loss) per share before impact of the LPT: (1)
Basic	B / D	$(1.22)	$1.52
Diluted (2)	B / E	(1.22)	1.50

Adjusted earnings per share: (1)
Basic	C / D	$0.36	$0.95
Diluted	C / E	0.35	0.94

(1) See Page 11 for information regarding our use of Non-GAAP Financial Measures.
(2) Represents basic loss per share or diluted earnings per share, as appropriate.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 9 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 9 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 6 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 9 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has recently made changes to its corporate structure, mainly involving the launch and further development of a new digital insurance platform offered under the Cerity brand name (Cerity), resulting in changes to its reportable segments. The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:

•
The Employers segment is defined as traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;

•	The Cerity segment is defined as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and

•
Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company.  These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.

Prior to December 31, 2019, the Company operated under a single reportable segment and presented its Combined Ratio on that basis. In light of its change in reporting segments, the Company now presents a separate Combined Ratio for each of its reporting segments.
All periods prior to December 31, 2019 presented herein have been conformed to the current presentation.